UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 19, 2026
Date of Report (date of earliest event reported)
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Installed Building Products, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36307 (Commission File Number)	45-3707650 (I.R.S. Employer Identification Number)
495 South High Street, Suite 50, Columbus, OH 43215
(Address of principal executive offices and zip code)
614-221-3399
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	IBP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the number of shares of common stock entitled to vote was 26,938,333 shares, representing the number of the Company’s shares outstanding as of the record date, March 23, 2026. Proxies were solicited pursuant to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2026.

The voting results described below on each matter submitted to the Company’s stockholders are final:

a.    The following directors were elected for terms expiring at the Company’s Annual Meeting in 2029:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Michael T. Miller	21,555,506	885,636	12,230	1,767,571
Marchelle E. Moore	20,276,480	2,028,373	148,519	1,767,571
Robert H. Schottenstein	21,083,114	1,359,014	11,244	1,767,571

b.    The appointment of Deloitte & Touche LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2026 was ratified:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,112,054	96,446	12,443	0

c.    The advisory proposal to approve the compensation of the Company’s named executive officers was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,846,454	595,092	11,826	1,767,571

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of May, 2026.

INSTALLED BUILDING PRODUCTS, INC.

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Chief Financial Officer